Exhibit 10.20

AMENDMENT

TO

CONSULTING AGREEMENT

This Amendment (this “Amendment”), entered into and effective as of June 7, 2017, is made to that certain Consulting Agreement, effective as of August 10, 2015, as amended August 4, 2016 (the “Agreement”), by and between Nathan’s Famous, Inc., a Delaware corporation (the “Company”), and Wayne Norbitz (“Consultant”). Capitalized terms used herein but not otherwise defined shall have the meanings ascribed to them in the Agreement.

WITNESSETH

WHEREAS, the Parties desire to amend the Agreement to extend the Term of the Agreement; and

WHEREAS, pursuant to Section 16 of the Agreement, the Agreement may only be amended by a written instrument signed by the Parties.

NOW, THEREFORE, in exchange for good and valuable consideration, the sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the Parties hereby agree as follows:

1.     Amendment to Agreement. Section 4 of the Agreement is hereby amended to extend the Term to expire December 31, 2017.

2.     Acknowledgement. The Parties acknowledge that except for the amendment expressly set forth in this Amendment, all other terms and conditions of the Agreement shall be unaffected hereby and remain in full force and effect. The Parties reaffirm, ratify and confirm their respective obligations, covenants and agreements under the Agreement.

3.     Miscellaneous.

(a)     This Amendment may be executed and delivered (including by facsimile or .pdf transmission) in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

(b)     To the extent that any provision of the Agreement needs to be waived or amended in order to allow the amendments made herein to be effective, such provisions are hereby waived and/or amended to the extent necessary to allow for the amendments made herein to be effective.

(c)     This Amendment and any and all matters arising directly or indirectly herefrom shall be governed by and construed and enforced in accordance with the laws of the State of New York applicable to agreements made and to be performed entirely in such state, without giving effect to the choice or conflict of law principles thereof.

(d)     On or after the date of this Amendment, each reference in the Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import referring to the Agreement shall mean and be a reference to the Agreement as amended by this Amendment, and this Amendment shall be deemed to be a part of the Agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first written above.

NATHAN’S FAMOUS, INC.

By:	/s/ Eric Gatoff
	Name:	Eric Gatoff
	Title:	Chief Executive Officer

/s/ Wayne Norbitz
WAYNE NORBITZ